                                                                   Exhibit 10.52


      AGREEMENT OF LEASE, dated the 1st day of April, 1975, between EMPIRE CARPET CORPORATION, A Delaware corporation, having an office at 333 North Street, Teterboro, New Jersey (hereinafter referred to as LANDLORD) and Miss Erika, Inc. having an office at 1410 Broadway, NYC, New York (hereinafter referred to as TENANT).

                                   WITNESSETH:

      LANDLORD and TENANT hereby agree with each other as follows:

      1. Premises. LANDLORD hereby leases demises and lets to TENANT and TENANT hereby takes and hires from LANDLORD that portion of the building known as 333 North Street, Teterboro, New Jersey, that is denoted AREA No. 2 ("TENANT Space No. 2") on the diagram annexed hereto as Exhibit "A" (hereinafter called the "Demised Premises"). TENANT'S employees, customers and invitees shall have the right to use the driveways, 6 parking spaces and entrances and other similar or related facilities in and about the building of which the demised premises are a part in common with LANDLORD'S other tenants.


                                       1.1

      2. Term. The term shall be for a period of three (3) years commencing on April 1, 1975 and expiring at midnight on March 31, 1978.


                                       2.1

      3. Delivery of Possession. LANDLORD shall deliver the Demised Premises free from all tenancies and occupancies, and free from all suits, complaints, reports, notices or orders with respect to violations of any federal, state, municipal or other governmental laws and regulations.


                                       3.1

      4. Rent. TENANT covenants to pay LANDLORD, without previous demand therefor, rent at a first year annual rate of Thirty-seven thousand eight hundred dollars ($37,800.00) payable in equal monthly installments of Three thousand one hundred fifty dollars ($3,150.00) in advance. The second years rate will be Thirty-nine thousand nine hundred and sixty dollars ($39,960.00) payable in equal monthly installments of ($3,330.00) Three thousand three hundred thirty dollars. The third years rental will be Forty two thousand one hundred twenty dollars ($42,120.00) payable in equal monthly installments of Three thousand five hundred ten dollars ($3,510.00).

      The first installment is payable upon the commencement of the term and subsequent installments are payable on the first business day of each successive calendar month throughout the term.

      A security deposit will be made at the time of signing the lease in the amount of six-thousand three hundred dollars ($6,300.00). One half of this deposit will be applied against the eighteenth month rental, while the balance will be applied against the thirty-sixth months' rental.

      The space the tenant is renting consists of 21,600 square feet.


                                       4.1

      5. Use. TENANT may use and occupy the Demised Premises for general warehouse purposes and any other similar lawful purposes not incompatible with the general warehousing and office occupancies of LANDLORD and other tenants in the building. LANDLORD represents that the Demised Premises lawfully may be used for general warehouse purposes. If any law, ordinance, ruling, order or regulation now exists or is hereafter enacted prohibiting the use of the Demised Premises for the foregoing purposes, then TENANT, at its option, may terminate this lease and all of its liability hereunder shall cease from and after the date when such law, ordinance, ruling, order or regulation becomes effective, and any unearned rent paid in advance by TENANT shall be refunded to it by LANDLORD.


                                       5.1

      6. Repairs.

            (a) TENANT shall, during the term of this Lease, at its sole expense, keep and maintain the Demised Premises in good order and repair, provided, however, TENANT shall not be obligated to make any structural repairs or any repairs which LANDLORD is obligated to make under Section 13(a) of this Lease, or which are occasioned by defective materials or workmanship in the construction of the Demised Premises or the building of which the Demised Premises forms a part.

            (b) LANDLORD, during the term of this Lease, at its sole cost, shall keep the structural supports, walls and roof of the entire building of which the Demised Premises are a part and adjacent parking area and sidewalks in good order, condition and repair. The LANDLORD shall maintain in good working order and repair the electrical system, the duct work and heating, pipes and plumbing, ventilating systems, and all necessary apparatus pertaining to the foregoing, whether or not said specifically named items are within the Demised Premises.


                                       6.1

      7. Alterations. TENANT shall make no major alterations, changes in, or additions or improvements to the Demised Premises without the prior consent of LANDLORD. If any alterations or improvements, whether or not major, except painting or wall papering, are lawfully made at TENANT'S expense or if TENANT shall lawfully install anything in the Demised Premises (including, without limitation, drapes, carpets, furniture, business machines, counters, shelving, lighting fixtures, removable partitions, trade fixtures, or advertising signs), they shall remain TENANT'S property and may be removed by TENANT prior to termination of TENANT'S occupancy, in accordance with the provisions of Section 8 of this Lease.


                                       7.1

      8. End of Term. At the expiration or sooner termination of the term, TENANT shall surrender the Demised Premises in as good condition as they were in at the beginning of the term of the Lease, reasonable wear and tear and damage by fire or other casualty not occurring through the TENANT'S negligence excepted. TENANT may (and, if LANDLORD so requests, shall) remove from the Demised Premises all alterations and improvements made by it, and all of its trade fixtures, materials, equipment and property of every sort installed or placed by TENANT in the Demised Premises, provided that any damage to the Demised Premises caused by any such removal shall be repaired by Tenant and Demised Premises shall be restored to the same condition as they were in on the commencement date of this Lease, reasonable wear and tear excepted. Any alterations, improvements or property not so removed at the expiration of the respective terms shall belong to LANDLORD.


                                       8.1

      9. Signs. Upon prior written approval by LANDLORD of the size, weight, number, proposed location, method of attachment to the building and functional and aesthetic relationship to the entire building and other occupancies therein, TENANT may place and maintain in and about the Demised Premises such neat and appropriate signs advertising its business as it shall desire. Upon termination of this Lease, TENANT shall remove all such signs, and repair any damage to the Demised Premises caused by the erection, maintenance, or removal of such signs, and restore the Demised Premises to the same condition they were in on the commencement date of this Lease, reasonable wear and tear excepted.


                                       9.1

      10. Real Estate Taxes. LANDLORD shall remit, when due and payable, all applicable taxes and general and special assessments assessed against the entire property of which the Demised Premises form a part, provided, however, that TENANT shall pay to LANDLORD, as additional rent, an amount equal to proportional excess taxes, if any, for the calendar year or portion thereof falling within the Lease term. LANDLORD shall furnish TENANT with a properly authenticated statement of the initial real estate taxes assessed against the entire property of which the Demised Premises form a part and with true copies of pertinent receipted bills for taxes for any subsequent year in which an increase amount has been assessed, together with an allocation compution. Should LANDLORD be successful in having an increase in real estate taxes reduced after TENANT has paid its proportionate share of any such increase, TENANT shall be repaid its proportionate share of any such reduction, less the proportionate share of the costs, expenses and fees involved in procurring such reduction. For the purpose of this tax adjustment of rental clause:

            (a) "applicable taxes" shall mean only those ad valorem real property taxes that are assessed and levied against the entire property of which the Demised Premises are a part, and that are for and pertain to the calendar year next following that in which occurs the tax status day (also called "the tax day" or "assessment day") used in the determination of said taxes.


                                      10.1

            (b) "lease term" shall include the original term of this Lease Agreement and all extensions thereof unless the Lease Agreement be terminated or cancelled earlier in accordance with this Lease Agreement, in which case the lease term shall include only the abbreviated period.

            (c) "excess taxes" shall mean that amount, if any, by which applicable taxes for any calendar year, any part of which occurs within the lease term, exceeds the applicable taxes levied the first calendar year within the lease term for which the entire building, of which the Demised Premises are but a part, is assessed as fully completed. Applicable taxes attributable to subsequent improvements not made by TENANT shall not be included in the computation of excess taxes.

            (d) "proportional excess taxes" shall mean that amount of excess taxes, computed as set forth above, reduced to the proporation thereof that the total square footage hereby leased, bears to the total square footage of the entire building of which the Demised Premises are a part; provided, however, that proportional excess taxes for any calendar year shall be further limited to the proportion thereof that the number of days the lease term exists within the calendar year bears to the total number of days in said calendar year.


                                      10.2

      11. Utilities and Services. TENANT shall arrange to procure, and to pay promptly when due all charges for, utilities furnished and supplied to the Demised Premises including, without limiting the generally hereof, water, heat, air conditioning, if any, janitorial services and supplies, lighting, electricity, gas and telephone. LANDLORD shall not be liable for any damages sustained by TENANT resulting from the failure or interruption of any services if such failure or interruption is not caused by LANDLORD'S negligence. TENANT shall see that the Demised Premises are heated to the extent necessary to prevent the sprinkler system from freezing, providing that no such obligation shall exist at any time that, through no fault of TENANT, there shall be such failure or interruption of services as to render the heating system incapable of providing sufficient heat.


                                      11.1

      12. Public Liability Insurance. TENANT shall at all times during the term hereof, at its sole expense, maintain general public liability insurance against claims for bodily injury, death or property damage occuring in, on, or about the Demised Premises. Such insurance shall afford protection to LANDLORD and TENANT, with coverage in amounts of not less than $300,000, with respect to bodily injury or death of any one person, $500,000 with respect to bodily injury or death of more than one person in any one incident, and $10,000, with respect to damage to property of others in one incident. The policies for such insurance shall name LANDLORD as a co-insured thereunder.


                                      12.1

      13. Fire and other Casualties.

            (a) In case of damage to the Demised Premises, or to the building of which the Demised Premises form a part, by fire or other casualty covered by the standard New Jersey Extended Coverage Endorsement attached to fire insurance policies in the area in which the Demised Premises are located, if the damage is so extensive as to amount practically to the total destruction of the Demised Premises or the building of which the Demised Premises form a part, this Lease shall terminate, and the rent shall be apportioned to the time of the damage. In all other cases where the Demised Premises are damaged by fire or other such casualty, LANDLORD shall repair warehouse purposes to which the Demised Premises were being devoted at the time of such casualty, and LANDLORD cannot reasonably render them tenantable within thirty (30) days next following the casualty, and if such casualty shall have originated elsewhere than within the Demised Premises, LANDLORD or TENANT may, at its election, terminate the Lease by written notice to the other. There shall be an apportionment of the rent until the damage has been repaired or until the Lease shall have been so terminated.

            (b) TENANT agrees, at its own cost and expense, to comply with all of the rules, regulations, and requirements of LANDLORDS insurance carrier (Factory Mutual Insurance Company) including but not limited to, any additional sprinklering required by reason of TENANT'S use. If the fire insurance rate applicable to the Demised Premises on to the building of which


                                      13.1
the Demised Premises form a part and their contents shall be raised over the rate in effect at the commencement of the term of this Lease because of TENANT'S use of the Demised Premises, TENANT will either cease such use or pay to LANDLORD, on demand, as additional rent, such increase as LANDLORD'S insurance carrier shall certify is attributable to TENANT'S use of the Demised Premises.

            (c) TENANT agrees, at its own cost and expense, to cause the contents of the Demised Premises, and all of its equipment, fixtures, alterations and improvements to be insured against fire and other insurable casualty.


                                      13.2

      14. Eminent Domain.

            (a) If the whole of the Demised Premises or the building of which the Demised Premises form a part shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate as of the date that possession shall be taken. If any part of the Demised Premises shall be so taken as to render the remainder thereof unusable for the general warehouse purposes to which the Demised Premises were being devoted at the time of such taking, or if any part or all of the building and appurtenant premises of which the Demised Premises forms a part shall be taken so as to render said building was being devoted at the time of such taking (irrespective of whether or not such taking shall render, all or part of the Demised Premises unusable), then LANDLORD and TENANT shall each have the right to terminate this Lease on thirty (30) days' notice to the other given within ninety (90) days after the date of such taking. In the event that the Lease shall so terminate or be terminated, the rent shall be apportioned to the date of the taking.

            (b) If any part of the Demised Premises shall be so taken and this Lease shall not terminate or be terminated under the provisions of subparagraph
(a) hereof, then the rent shall be apportioned according to the floor space so taken, and LANDLORD shall, at its own cost and expense, restore the remaining


                                       14.1
portion of the Demised Premises to the extent necessary to render same reasonably suitable for the purposes for which the Demised Premises were leased, and shall make all repairs to the building of which the Demised Premises form a part to the extent necessary to constitute the remaining portion of the building a complete architectural unit, provided that such work shall not exceed (a) the scope of the work done by LANDLORD in originally constructing such building, or
(b) the amount of the compensation or award attributable to the taking of the Demised Premises.

      All compensation awarded or paid upon such a total or partial taking of the Demised Premises shall belong to and be the property of LANDLORD without any participation by TENANT; provided, however, that nothing contained herein shall be construed to preclude TENANT from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, and/or depreciation to, damage to, and/or cost of removal of, and/or for the value of, stock and/or trade fixtures, furniture and other personal property belonging to TENANT; provided, however, that no such claim shall diminish or otherwise adversely affect LANDLORD'S award.


                                       14.2

      15. Bankruptcy, Insolvency. In the event that all or substantially all of the assets of the TENANT shall be placed in the hands of a receiver or trustee, and such receivership or trusteeship continues for a period of (60) days, or should TENANT make an assignment for the benefit of creditors or be adjudicated a bankrupt, or should the TENANT institute any proceedings under the Bankruptcy Act as presently in force, or any amendment thereof which may be hereafter be enacted, or under any other Act relating to the subject of bankruptcy, wherein the TENANT seeks to be adjudicated a bankrupt, or seeks to be discharged of its debts, or seeks to effect a plan of liquidation, or should any involuntary proceeding be filed against the TENANT under any such bankruptcy law, and the TENANT shall consent thereto or acquiesce therein, by its pleading or by default, then neither this Lease nor any interest in and to Demised Premises shall become an asset in any of such proceedings, and in any such event, and in addition to any and all other rights or remedies of the LANDLORD hereunder or by law provided, it shall be lawful for the LANDLORD, at its option, to terminate the within Lease forthwith, and to re-enter the Demised Premises and take possession thereof and remove all persons therefrom, and the TENANT shall have no further claim thereon or hereunder.


                                       15.1

      16. Assignment and Sub-Letting. TENANT shall not assign the within Lease and the TENANT'S leasehold estate created herein, in whole or in part. TENANT shall, however, have the right at any time at its discretion, to leave the premises unoccupied, provided that, during any such period, TENANT shall not be released from any obligation undertaken by it under this Lease.

      The TENANT shall have the right to sub-let in whole with the written permission of the landlord, which consent shall not be unreasonably withheld. Should subletting occur at a higher rent than the rent in this lease, the amount received above the rent paid in this lease shall be remitted to the Landlord.

      17. Default.

            (a) LANDLORD may give TENANT ten (10) days' notice of intention to terminate this Lease in any of the following circumstances:

                  (1) If TENANT shall be in default in the payment of rent and such default is not cured within ten (10) business days after mailing of written notice thereof by LANDLORD;

                  (2) If TENANT shall be in default in the performance of any covenant of this Lease (other than the covenant for the payment of rent) and if such default is not cured within thirty (30) days after written notice thereof given by LANDLORD, or, if such default be of such a nature that it cannot be completely cured within such thirty (30) day period, if TENANT shall not have promptly commenced within the first ten (10) days of such thirty (30) day period or shall not thereafter proceed with reasonable diligence and in good faith to remedy such default.

            (b) If LANDLORD shall give the ten (10) days' notice of termination provided in subparagraph (a), then, if the default in question shall not have been remedied at the expiration of such period, this Lease shall terminate as completely as if that was the date here fixed for the expiration of the term of this Lease, and TENANT shall then surrender the Demised Premises to LANDLORD. If this Lease shall so terminate, it shall be lawful for LANDLORD, at its option, to re-enter the Demised Premises and to remove TENANT therefrom.


                                       17.1

            (c) TENANT shall remain liable for all its obligations under this Lease, despite LANDLORD'S re-entry, and LANDLORD may re-enter or use the Demised Premises as agent for TENANT, if LANDLORD so elects.


                                       17.2

      18. Holding Over. In the event that the TENANT or any assignee or sub-tenant shall hold over or remain in possession of the Demised Premises after expiration of the within Lease or after any earlier termination hereof by reason of any of the provisions of this Lease, without there being any new lease between the parties, such holding over or continued possession shall be deemed to be pursuant to a tenancy at sufferance only, and to payment for such continued possession at the rate previously paid for rent or at any other rate shall be deemed sufficient to change the tenancy at sufferance into a tenancy for a year or from year to year, nor shall such holding over or the acceptance by LANDLORD of any such payment constitute a bar to LANDLORD'S installation of any proceedings for the immediate recovery of possession without notice. For and during the period prior to such recovery of possession, TENANT shall be obligated to pay LANDLORD a sum equivalent to the rent in effect under the terms hereof during the last month proceeding such expiration or termination.


                                       18.1

      19. Floor and Ceiling Loads. LANDLORD represents that the floor load per square foot of the Demised Premises is five hundred (500) pounds. TENANT covenants that it will not place a load on the floor of the Demised Premises which exceeds the said floor load.

            LANDLORD has informed TENANT that the ceilings and roof structure have not been designed to carry any additional loads and TENANT therefore covenants not to attach to or suspend from the ceiling or any supporting member thereof any weight whatsoever.


                                       19.1

      20. Water Damage. It is expressly understood and agreed by and between the parties hereto that LANDLORD shall not be liable for any damage or injury which may be sustained by TENANT or other person from water, by reason of the breakage, leakage or obstruction of the roof, roof drains, sprinkler system, water or soil pipes or any other leakage in or about the building herein demised, or resulting from the carelessness, negligence or improper conduct on the part of any of LANDLORD'S other tenants, their agents or employees.


                                       20.1

      21. Access to Premises. TENANT agrees that LANDLORD and its agents or any mortgagee of the fee of the Demised Premises shall have the right to enter into and upon the Demised Premises from time to time during usual business hours, or at any time in the event of an emergency, for the purpose of examining said premises or making repairs thereto, in accordance with the provisions of this Lease Agreement.

            TENANT also agrees that LANDLORD, or its agents, during the six (6) month period next preceding the expiration of the term of this Lease or any renewal or extension thereof, shall have the right to enter into and upon the Demised Premises at any time during usual business hours for the purpose of showing the premises to persons wishing to lease or purchase same, and may affix to any suitable part of the Demised Premises a sign or signs offering the same for sale or lease.


                                       21.1

      22. Mortgage Subordination. This Lease Agreement shall be subject and subordinate to any and all institutional mortgages (hereby defined to mean mortgages granted by savings or commercial banks, savings and loan associations or insurance companies) which may now or hereafter be held on the Demised Premises, and to any and all advances to be made thereunder and all renewals, modifications, consolidations, replacements and extensions thereof, and copies of all of these shall be furnished to TENANT upon request; provided, however, that all such mortgages shall provide that so long as TENANT shall not be in default under this Lease Agreement, no proceedings pertaining to any such mortgage shall interfere with or disturb in any way the quiet use and occupancy of the Demised Premises by TENANT or the tenancy and estate hereby created. TENANT shall promptly execute such documents as may reasonably be required by LANDLORD or LANDLORDS mortgagee in confirmation of such subordination, and a refusal to execute such documents shall be considered a default hereunder.


                                       22.1

      23. Quiet Enjoyment. LANDLORD warrants and represents that it has the right to let the Demised Premises for the respective aforesaid terms, and covenants that, upon TENANT'S performing and observing all of its obligations hereunder, TENANT may peaceably and quietly have, hold and enjoy the Demised Premises for the term of this Lease and any extensions thereof.


                                       23.1

      24. Notices. All notices to be given hereunder by either party shall be in writing and given by personal delivery or sent by certified or registered mail, return receipt requested, to the other (and the date of mailing shall be deemed the date of notice by certified or registered mail) delivered or addressed to the parties as follows:

            To the TENANT:

                  Miss Erika, Inc.
                  1410 Broadway
                  New York City, New York

                  Attention: Mr. Allen Guttman

            To the LANDLORD:

                  Empire Carpet Corporation
                  333 North Street
                  Teterboro, New Jersey 07608

                  Attention: Mr. F. G. Hoylman

or at such other address as either party may designate to the other by written notice in the manner provided above.


                                       24.1

      25. Brokers. LANDLORD shall pay any and all commissions, brokerage or other compensation which may be payable to any person, firm or corporation for bringing about this Lease. In consideration of TENANT'S representation hereinafter set forth, LANDLORD hereby agrees to indemnify and hold TENANT harmless from claim for commissions, brokerage or other compensation. TENANT hereby represents that the only person with whom it dealt as broker, agent, finder or other intermediary in bringing about this Lease is Marcus Associates and LANDLORD acknowledges its liability to said broker and its co-broker, Byrnes & Foody, Inc. in accordance with separate commission agreements.

      26. LANDLORD'S Consent. LANDLORD covenants that an consent or approval required of it hereunder shall not be held unreasonable.


                                       26.1

      27. Attornment. This sublease is subject to the terms and provisions of the main lease between GRAPHIC ARTS BUILDING CO., INC. (hereby designated GRAPHIC) as Landlord, and EMPIRE CARPET C0RPORATI0N (hereby designated EMPIRE), (the LANDLORD in this sublease) as Tenant, dated January, 13, 1969, and TENANT herein, as sub-tenant, agrees to attorn to GRAPHIC in the event of default on the part of EMPIRE.


                                       27.1

      28. Interpretation. This agreement shall be governed by the laws of the State of New Jersey, and the meaning, interpretation, application and administration of its terms and provisions shall be determined and resolved in accordance therewith.

            The paragraph captions as to contents of particular paragraphs herein have been inserted only for convenience and shall in no way be construed as a part of this Lease or as a limitation on the scope of the respective paragraphs to which they refer.


                                       28.1

      29. Entire Agreement. This Lease contains the entire understanding between the parties with respect to the subject matter hereof and may be changed or modified only by a writing signed by both parties. No oral statement or prior writing shall have any force or effect.


                                       29.1

      30. Binding. This Lease shall be binding upon and inure to the benefit of LANDLORD and TENANT and their respective successors and, unless otherwise herein expressly so stated, their assigns.


                                       30.1

      31. Security Deposit. TENANT has this day deposited with LANDLORD sum of $6,300.00 as non-interest bearing security for the full and faithful performance by TENANT of all of the terms and conditions upon TENANT'S part to be performed.

            In the event of a bona fide sale, subject to this Lease, LANDLORD shall have the right to transfer the security to the vendee for the benefit of TENANT and LANDLORD shall be considered released by TENANT from all liability for the aforesaid application of such security and TENANT agrees to look to the new LANDLORD solely for such application. It is agreed that this provision shall apply to every transfer or assignment made of the security to a new landlord.

      32. Cinderblock Repair. The LANDLORD agrees to cinderblock, at his expense, the present opening in the East Wall.


                                       31.1

            IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

 ATTEST:                                         Empire Carpet Corporation


 /s/ [ILLEGIBLE]                                 By  /s/ [ILLEGIBLE]
 -----------------------                            -----------------------
        Secretary                                        President


 ATTEST:                                         Miss Erika, Inc.


/s/ [ILLEGIBLE]                                  By /s/ [ILLEGIBLE]
-----------------------                            ------------------------
        Secretary                                        President

                                   EXHIBIT A

                                GRAPHIC OMITTED

                                   FLOOR PLAN